GOLDMAN SACHS TRUST

Goldman Sachs Fundamental International Equity Funds

Class A, Class C, Institutional, Service and Class IR Shares of the

Goldman Sachs International Small Cap Fund

(the “Fund”)

Supplement dated August 14, 2015 to the

Prospectus (the “Prospectus”)

and the Statement of Additional Information (“SAI”),

each dated February 27, 2015, as supplemented to date

Effective immediately, Gaurav Rege no longer serves as the portfolio manager for the Fund and Suneil Mahindru will serve as the portfolio manager for the Fund.

Accordingly, the Fund’s disclosure is modified as follows:

All references to Mr. Rege in the Prospectus and SAI are removed.

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs International Small Cap Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Manager: Suneil Mahindru, Managing Director, Chief Investment Officer of International Equity, has managed the Fund since 2015.

The following replaces the first row of the table under the Fundamental International Equity Portfolio Management Team in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible Since	Five Year Employment History
Suneil Mahindru, Managing Director, Chief Investment Officer of International Equity	Portfolio Manager— Focused International Equity International Small Cap Strategic International Equity	Since 2014 2015 2014	Suneil Mahindru is the Chief Investment Officer of International Equity, overseeing the portfolio management and investment research for the Global and International Equity accounts of Goldman Sachs. Mr. Mahindru joined the Investment Adviser in September 1996 as an investment analyst and was named Managing Director in 2007. Prior to joining Goldman Sachs, he spent three years at CIN Investment Ltd. as an analyst.

This Supplement should be retained with your Prospectus and SAI for future reference.

EQINT2PMSTK 07-2015